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                               COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                            COMMAND GOVERNMENT FUND
                                  (the Funds)

                     Supplement dated November 29, 1995 to
           Statement of Additional Information dated August 31, 1995

COMMAND(SM) ACCOUNT PROGRAM

    The COMMAND(SM) Account program (COMMAND Account) is an integrated financial services program of Prudential Securities Incorporated that offers Prudential Securities' clients the use of their assets by linking together several components: (i) a securities account, (ii) an automatic investment sweep into one or more mutual funds (including the Funds) or a Federal Deposit Insurance Corporation insured savings account and (iii) a COMMAND Visa(R) Gold Debit Card. Other COMMAND Account features include direct deposit and bill pay services and a dividend reinvestment program with respect to common stocks traded on the New York and American Stock Exchanges and with respect to NASDAQ stocks in which Prudential Securities makes a principal market. From time to time, Prudential Securities may advertise the COMMAND Account and its component features. Such advertisements may include information about the performance of market indices, whether or not related to the Funds' performance (e.g. the S&P 500), and other performance data.

MF950C-16